UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a)

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

DT Cloud Star Acquisition Corporation

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

EXPLANATORY NOTE

DT Cloud Star Acquisition Corporation (“DT Cloud Star,” the “Company,” “we,” “our,” or “us”) is filing these definitive additional proxy materials with respect to the definitive proxy statement filed by DT Cloud Star with the Securities and Exchange Commission (the “SEC”) on September 22, 2025 (the “Definitive Proxy Statement”), for the Annual General Meeting of Shareholders scheduled for October 7, 2025 and adjourned to October 15, 2025, in order to confirm the (i) increase of amount of the proposed monthly extension fee described in the Definitive Proxy Statement from $30,000 for all remaining public shares to $75,000 for all remaining public shares (the “Extension Payment”) for each one-month extension; (ii) commitment that applicable excise tax and dissolution expense shall be paid by the sponsor of the Company, DT Cloud Star Management Limited (the “Sponsor”), and not out from the Company’s trust account; and (iii) commitment that the Company shall file an 8-K to announce the monthly Extension Payment once it has been made each month.

All other information in the Definitive Proxy Statement remains unchanged.

SUPPLEMENT TO THE DEFINITIVE PROXY STATEMENT

The following disclosures should be read in conjunction with the disclosures contained in the Definitive Proxy Statement, which should be read in its entirety. To the extent the information set forth herein differs from or updates information contained in the Definitive Proxy Statement, the information set forth herein shall supersede or supplement the information in the Definitive Proxy Statement. The terms used below, unless otherwise defined, have the meanings set forth in the Definitive Proxy Statement.

SUPPLEMENT NO. 1, DATED OCTOBER 10, 2025

(TO THE DEFINITIVE PROXY STATEMENT OF DT CLOUD STAR ACQUISITION CORPORATION DATED SEPTEMBER 22, 2025)

SUPPLEMENT TO THE PROXY STATEMENT

This supplement to the Definitive Proxy Statement (the “Supplement”), supplements, updates and amends the Definitive Proxy Statement of the Company filed with the SEC on September 22, 2025. The following supplemental information should be read in conjunction with the Definitive Proxy Statement, which should be read in its entirety.

The Proposal 3 on the first page of the Notice of Annual General Meeting of Shareholders is hereby amended and restated as follows:

3. a proposal to amend, by the affirmative vote of sixty-five percent (65%) of the then outstanding ordinary shares of the Company, the Company’s investment management trust agreement (the “Trust Agreement”), dated July 24, 2024 entered into by the Company and Wilmington Trust National Association, a national banking association, as trustee (the “trustee”), to provide the Company with the discretion to extend the date on which to commence liquidating the trust account (the “Trust Account”) established in connection with the Company’s initial public offering (the “IPO”) up to 12 additional times, each by a period of one month (the “Extension”), from October 26, 2025 to October 26, 2026 by depositing into the Trust Account $75,000 for all remaining public shares (the “Extension Payment”) for each one-month extension. The Trust Amendment is attached to the accompanying proxy statement as Annex A (the “Proposal 3” or “Trust Amendment Proposal”);

The first paragraph on the second page of the Notice of Annual General Meeting of Shareholders is hereby amended and restated as follows:

Currently, according to our Second Amended and Restated Memorandum and Articles of Association and the Trust Agreement, the Company shall complete its business combination by October 26, 2025. The purpose of the Trust Amendment Proposal and the Charter Amendment Proposal is to allow DT Cloud Star to extend the period of time to consummate a business combination. Our Board has determined that it is in the best interests of our shareholders to pay the monthly extension fee to $75,000 for all remaining public shares for each monthly extension.

The Proposal 3 on the cover page of the Proxy Statement is hereby amended and restated as follows:

3. a proposal to amend, by the affirmative vote of sixty-five percent (65%) of the then outstanding ordinary shares of the Company, the Company’s investment management trust agreement (the “Trust Agreement”), dated July 24, 2024 entered into by the Company and Wilmington Trust National Association, a national banking association, as trustee (the “trustee”), to provide the Company with the discretion to extend the date on which to commence liquidating the trust account (the “Trust Account”) established in connection with the Company’s initial public offering (the “IPO”) up to 12 additional times, each by a period of one month (the “Extension”), from October 26, 2025 to October 26, 2026 by depositing into the Trust Account $75,000 for all remaining public shares (the “Extension Payment”) for each one-month extension. The Trust Amendment is attached to the accompanying proxy statement as Annex A (the “Proposal 3” or “Trust Amendment Proposal”);

The first paragraph on the cover page of the Proxy Statement is hereby amended and restated as follows:

Currently, according to our Second Amended and Restated Memorandum and Articles of Association and the Trust Agreement, the Company shall consummate a business combination (the “Combination Period”) by October 26, 2025. The purpose of the Trust Amendment Proposal and the Charter Amendment Proposal is to allow DT Cloud Star to extend the period of time to consummate a business combination. Our Board has determined that it is in the best interests of our shareholders to pay the monthly extension fee to $75,000 for all remaining public shares.

The sixth paragraph on the second page of the Proxy Statement is hereby amended and restated as follows:

If the Trust Amendment Proposal and the Charter Amendment Proposal are not approved and we do not consummate a business combination by October 26, 2025 in accordance with our Second Amended and Restated Memorandum and Articles of Association, we will distribute the aggregate amount then on deposit in the Trust Account, pro rata to our public shareholders by way of redemption and cease all operations except for the purposes of winding up of our affairs. The Company undertakes that pay applicable excise tax and dissolution expense shall be paid by the Sponsor, and not out from the Company’s trust account. Any redemption of public shareholders from the trust account shall be effected automatically by function of our second amended and restated memorandum and articles of association prior to any voluntary winding up. If we are required to windup, liquidate the trust account and distribute such amount therein, pro rata, to our public shareholders, as part of any liquidation process, such winding up, liquidation and distribution must comply with the applicable provisions of the Business Companies Act of the Cayman Islands (as amended). In that case, investors may be forced to wait beyond October 26, 2025, before the redemption proceeds of our Trust Account become available to them and they receive the return of their pro rata portion of the proceeds from our Trust Account. We have no obligation to return funds to investors prior to the date of our redemption or liquidation unless we consummate our initial business combination prior thereto and only then in cases where investors have sought to redeem their ordinary shares. Only upon our redemption or any liquidation will public shareholders be entitled to distributions if we are unable to complete our initial business combination.

The second Q&A on page 1 of the Definitive Proxy Statement is hereby amended and restated as follows:

Q. What is being voted on?	A.	You are being asked to consider and vote on the following proposals:

	●	a proposal to elect, by ordinary resolution, five directors to serve as members of the Board of Directors to hold office until the next annual meeting of shareholders or until their respective successors have been elected and qualified (the “Proposal 1” or the “Election of Directors Proposal”);

	●	a proposal to ratify, by ordinary resolution, the appointment of Elite CPA P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 (the “Proposal 2” or the “Auditor Appointment Ratification Proposal”);

	●	a proposal to amend, by the affirmative vote of sixty-five percent (65%) of the then outstanding ordinary shares of the Company, the Company’s investment management trust agreement (the “Trust Agreement”), dated July 24, 2024 entered into by the Company and Wilmington Trust National Association, a national banking association, as trustee (the “trustee”), to provide the Company with the discretion to extend the date on which to commence liquidating the trust account (the “Trust Account”) established in connection with the Company’s initial public offering (the “IPO”) up to 12 additional times, each by a period of one month (the “Extension”), from October 26, 2025 to October 26, 2026 by depositing into the Trust Account $75,000 for all remaining public shares (the “Extension Payment”) for each one-month extension. The Trust Amendment is attached hereto as Annex A (the “Proposal 3” or “Trust Amendment Proposal”);

●	a proposal to amend, by special resolution, the Company’s Second Amended and Restated Memorandum and Articles of Association (the “Second Amended and Restated Memorandum and Articles of Association”) to extend the date by which the Company must consummate a business combination to October 26, 2026 (the “Extended Date”), by adopting the Third amended and restated memorandum and articles of association (the “Third Restated Memorandum and Articles”) in their entirety in place of the Company’s existing Second Amended and Restated Memorandum and Articles of Association, the form of which is set forth in Annex B attached hereto (the “Proposal 4” or “Charter Amendment Proposal”); and

●	a proposal to direct, by ordinary resolution, the chairman of the Annual General Meeting to adjourn the Annual General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Annual General Meeting, there are not sufficient votes to approve the Trust Amendment Proposal (the “Proposal 5” or the “Adjournment Proposal”).

The first paragraph on page 13 of the Proxy Statement is hereby amended and restated as follows:

The Trust Amendment Proposal would amend our existing Trust Agreement, providing the Company with the right to extend the date on which to commence liquidating the Trust Account from October 26, 2025 to October 26, 2026 by depositing $75,000 for all remaining public shares (the “Extension Payment”) for each one-month extension. The complete text of the proposed amendment to the Trust Agreement is attached to this proxy statement as Annex A. All shareholders are encouraged to read the proposed amendment in its entirety for a more complete description of its terms.

The second paragraph on page 13 of the Proxy Statement is hereby amended and restated as follows:

If the Trust Amendment Proposal is not approved and we do not consummate a business combination by October 26, 2025 in accordance with our Second Amended and Restated Memorandum and Articles of Association, we will distribute the aggregate amount then on deposit in the Trust Account, pro rata to our public shareholders by way of redemption and cease all operations except for the purposes of winding up of our affairs. The Company undertakes that pay applicable excise tax and dissolution expense shall be paid by the Sponsor, and not out from the Company’s trust account. Any redemption of public shareholders from the trust account shall be effected automatically by function of our second amended and restated memorandum and articles of association prior to any voluntary winding up. If we are required to windup, liquidate the trust account and distribute such amount therein, pro rata, to our public shareholders, as part of any liquidation process, such winding up, liquidation and distribution must comply with the applicable provisions of the Business Companies Act of the Cayman Islands (as amended). In that case, investors may be forced to wait beyond October 26, 2025 before the redemption proceeds of our Trust Account become available to them and they receive the return of their pro rata portion of the proceeds from our Trust Account. We have no obligation to return funds to investors prior to the date of our redemption or liquidation unless we consummate our initial business combination prior thereto and only then in cases where investors have sought to redeem their ordinary shares. Only upon our redemption or any liquidation will public shareholders be entitled to distributions if we are unable to complete our initial business combination.

The last paragraph on page 13 is hereby amended and restated as follows:

The Company is proposing to amend its Trust Agreement to allow the Company to extend its life monthly until October 26, 2026. Currently, according to our Second Amended and Restated Memorandum and Articles of Association and the Trust Agreement, the Company shall complete the business combination by October 26, 2025. Under the circumstances, the Sponsor wants to effect the extension by depositing $75,000 for all remaining public shares (the “Extension Payment”) for each one-month extension. The Trust Agreement will be amended to reflect the foregoing. Approval of the Trust Amendment Proposal is a condition to the implementation of the amendment.

The third paragraph on page 15 is hereby deleted.

The fourth paragraph on page 15 is hereby amended and restated as follows:

If the Charter Amendment Proposal is not approved and we do not consummate a business combination by October 26, 2025 in accordance with our current Second Amended and Restated Memorandum and Articles of Association, we will distribute the aggregate amount then on deposit in the Trust Account, pro rata to our public shareholders by way of redemption and cease all operations except for the purposes of winding up of our affairs. The Company undertakes that applicable excise tax and dissolution expense shall be paid by the Sponsor, and not out from the Company’s trust account. Any redemption of public shareholders from the trust account shall be effected automatically by function of our second amended and restated memorandum and articles of association prior to any voluntary winding up. If we are required to windup, liquidate the trust account and distribute such amount therein, pro rata, to our public shareholders, as part of any liquidation process, such winding up, liquidation and distribution must comply with the applicable provisions of the Business Companies Act of the Cayman Islands (as amended). In that case, investors may be forced to wait beyond October 26, 2025 before the redemption proceeds of our Trust Account become available to them and they receive the return of their pro rata portion of the proceeds from our Trust Account. We have no obligation to return funds to investors prior to the date of our redemption or liquidation unless we consummate our initial business combination prior thereto and only then in cases where investors have sought to redeem their ordinary shares. Only upon our redemption or any liquidation will public shareholders be entitled to distributions if we are unable to complete our initial business combination.

The third paragraph on page Annex A-1 is hereby amended and restated as follows:

WHEREAS, at a Shareholders Meeting of the Company held on October 7, 2025 (Eastern Time), as adjourned to October 15, 2025, the Company’s shareholders approved a proposal to amend the Trust Agreement to provide the Company the right to extend the date on which to commence liquidating the Trust Account from October 26, 2025 to October 26, 2026 by depositing $75,000 for all remaining public shares (the “Extension Payment”) for each one-month extension, which payment shall be paid into the trust account.

The sixth paragraph on page Annex A-1 is hereby amended and restated as follows:

“WHEREAS, as described Registration Statement and in its Third Amended and Restated Memorandum and Articles of Association, the Company’s ability to complete a business combination may be extended in additional increments of one-month up to a total of 12 additional months from October 26, 2025 to October 26, 2026, subject to the payment into the Trust Account by the Sponsor (or its designees or affiliates) $75,000 for all remaining public shares (the “Extension Payment”) for each one-month extension, and which Extension Payments, if any, shall be added to the Trust Account.”

The eighth paragraph on page Annex A-1 is hereby amended and restated as follows:

Commence liquidation of the Trust Account only after and within two business days following (x) receipt of, and only in accordance with the terms of, a letter from the Company (“Termination Letter”) in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, as applicable, signed on behalf of the Company by an Authorized Representative (as such term is defined below), in coordination with the Company and VStock, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay any taxes (net of any taxes payable, other than applicable excise tax which shall be paid by the Company out of the Trust Account), only as directed in the Termination Letter and other documents referred to therein, or (y) upon the date which is the later of (1) October 26, 2026, and (2) such later date as may be approved by the Company’s shareholders in accordance with the Company’s amended and restated memorandum and articles of association (as may be amended from time to time, the “Charter”) (as applicable, the “Last Date”), if a Termination Letter has not been received by the Trustee prior to such date, in which case the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B and the Property in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay any taxes (net of any taxes payable, other than applicable excise tax which shall be paid by the Company out of the Trust Account) shall be distributed to the Public Shareholders of record as of such date as reflected in the records of VStock; provided, however, that in the event the Trustee receives a Termination Letter in a form substantially similar to Exhibit B hereto, or if the Trustee begins to liquidate the Property because it has received no such Termination Letter by the date specified in clause (y) of this Section 1(i), the Trustee shall keep the Trust Account open until twelve (12) months following the date the Property has been distributed to the Public Shareholders. The Company undertakes that applicable excise tax and dissolution expense shall be paid by the Sponsor, and not out from the Company’s trust account.

The sixth paragraph on page 51 is hereby amended and restated as follows:

as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (net of any taxes payable, other than applicable excise tax which shall be paid by the Company out of the Trust Account), divided by the number of the Public Shares then in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and

Trust Amendment Proposal on the proxy card is hereby amended and restated as follows:

PROPOSAL 3: Trust Amendment Proposal.

As the affirmative vote of sixty-five percent (65%) of the then outstanding ordinary shares of the Company, to amend the Company’s investment management trust agreement, dated July 24, 2024 entered into by the Company and Wilmington Trust, National Association, as trustee, to provide the Company with the discretion to extend the date on which to commence liquidating the trust account established in connection with the Company’s initial public offering (the “Trust Account”) up to nine additional times, each by a period of one month, from October 26, 2025 to October 26, 2026 by depositing into the Trust Account $75,000 for all remaining public shares (the “Extension Payment”) for each one-month extension. The Trust Amendment is attached to the accompanying proxy statement as Annex A.

For	Against	Abstain
☐	☐	☐

******

If you would like to change or revoke your prior vote on any proposal, please submit your votes before 11:59 pm ET October 14, 2025. In addition, shareholders who have already submitted a redemption request with respect to the shares held by them may reverse such request by contacting VStock Transfer, LLC. Email: action@vstocktransfer.com. If you would like to change or revoke your prior vote on any proposal, or reverse a redemption request, please refer to the Definitive Proxy Statement for additional information on how to do so.

This Supplement should be read in conjunction with the Definitive Proxy Statement, which should be read in its entirety. Except as specifically amended by this Supplement, all information in the Definitive Proxy Statement remains unchanged and the Definitive Proxy Statement continues to be in full force and effect as originally filed. From and after the date of this Supplement, any references to the “Proxy Statement” are to the Definitive Proxy Statement as amended and supplemented by this Supplement. If you have already submitted a proxy and do not wish to change your vote, you need not take any further action. If you have submitted a proxy and wish to change your vote, you may revoke your proxy at any time before it is exercised at the Annual General Meeting by: delivering to Advantage Proxy, Inc. by mail a written notice stating that the proxy is revoked; signing and delivering a proxy bearing a later date; voting again online; or voting at the Annual General Meeting while the polls are open (note that attendance at the Annual General Meeting will not, by itself, revoke a proxy unless you vote again electronically at the Annual General Meeting). Please note, however, that if your shares are held in street name by a broker or other nominee and you wish to revoke a proxy, you must contact the broker or nominee to revoke any prior voting instructions.

This Proxy Supplement is dated October 10, 2025

PROXY CARD

DT CLOUD STAR ACQUISITION CORPORATION

Office 51, 10 Fl, 31 Hudson Yards

New York, NY 10001

(718) 865-2000

ANNUAL MEETING OF SHAREHOLDERS

ADJOURNED TO OCTOBER 15, 2025

YOUR VOTE IS IMPORTANT

FOLD AND DETACH HERE

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL GENERAL MEETING OF SHAREHOLDERS ADJOURNED TO OCTOBER 15, 2025.

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated September 22, 2025, in connection with the Annual General Meeting and at any adjournments thereof (the “Annual General Meeting”) adjourned to 10:00 A.M. ET on October 15, 2025 at offices of Loeb & Loeb LLP, located at 2206-19, 1 Connaught Pl, Central, Hong Kong and hereby appoints Sam Zheng Sun and Kenneth Lam and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all ordinary shares of DT Cloud Star Acquisition Corporation (the “Company”) registered in the name provided, which the undersigned is entitled to vote at the Annual General Meeting with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in this Proxy Statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL 1 AND “FOR” PROPOSAL 2.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR ALL” PROPOSAL 1 AND “FOR” PROPOSAL 2, 3, 4 and 5.

PROPOSAL 1: Election of Directors

As an ordinary resolution, to approve the appointment of five (5) members to the Board of Directors.

NOMINEES:

Sam Zheng Sun	Kenneth Lam	Shaoke Li	Longjiao Li	Chi Zhang

For All	Withhold All	For All Except
☐	☐	☐

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the box next to each nominee you wish to withhold, as shown here:

PROPOSAL 2: Ratification of Appointment of Independent Auditor

As an ordinary resolution, to ratify the appointment of ELITE CPA P.C. as the Company’s independent registered public account firm for the 2025 fiscal year.

For	Against	Abstain
☐	☐	☐

PROPOSAL 3: Trust Amendment Proposal.

As the affirmative vote of sixty-five percent (65%) of the then outstanding ordinary shares of the Company, to amend the Company’s investment management trust agreement, dated July 24, 2024 entered into by the Company and Wilmington Trust, National Association, as trustee, to provide the Company with the discretion to extend the date on which to commence liquidating the trust account established in connection with the Company’s initial public offering (the “Trust Account”) up to nine additional times, each by a period of one month, from October 26, 2025 to October 26, 2026 by depositing into the Trust Account $75,000 for all remaining public shares (the “Extension Payment”) for each one-month extension. The Trust Amendment is attached to the accompanying proxy statement as Annex A.

For	Against	Abstain
☐	☐	☐

PROPOSAL 4: Charter Amendment Proposal.

As a special resolution, to amend the Company’s second amended and restated memorandum and articles of association, to extend the date by which the Company must consummate a business combination to October 26, 2026, by adopting the third amended and restated memorandum and articles of association (the “Second Restated Memorandum and Articles”) in their entirety in place of the Company’s current Amended and Restated Memorandum and Articles), the form of which is set forth in Annex B of the accompanying proxy statement.

For	Against	Abstain
☐	☐	☐

PROPOSAL 5: Adjournment Proposal

As an ordinary resolution, to direct the chairman of the Annual General Meeting to adjourn the Annual General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Annual General Meeting, there are not sufficient votes to approve the Proposals 1, 2, 3 and 4.

For	Against	Abstain
☐	☐	☐

Please indicate if you intend to attend this Meeting ☐ YES ☐ NO

Signature of Shareholder:

Date:

Name shares held in (Please print):	Account Number (if any):

No. of Shares Entitled to Vote:	Stock Certificate Number(s):

Note:	Please sign exactly as your name or names appear in the Company’s stock transfer books. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.

If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such.

If the signer is a partnership, please sign in partnership name by authorized person.

Please provide any change of address information in the spaces below in order that we may update our records:

Address:

Shareholder’s Signature

Shareholder’s Signature

Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO WILMINGTON TRUST NATIONAL ASSOCIATION. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSALS SET FORTH IN PROPOSALS 1 AND 2 AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL GENERAL MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.

PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.